UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No.1 to FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2010
Date of Report (Date of earliest event reported)

Car Charging Group, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-149784
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

1691 Michigan Avenue, Suite 425
Miami Beach, Florida 33139
(Address of principal executive offices) (Zip Code)

(305) 521-0200
(Registrant’s telephone number, including area code)

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On April 14, 2010 Car Charging Group, Inc. (the “Company”) entered into an agreement with The Delray Professional Center in Delray Beach Florida to install and maintain ChargePoint Network Charging Stations for electric vehicles of the occupants of the Delray Professional Center. Occupants of The Delray Professional Center who own electric vehicles will now be able to conveniently charge their vehicles at the charging stations located on site.  Under the agreement, The Delray Professional Center will share a percentage of the revenue derived from the charging stations.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Car Charging Group, Inc.

/s/ Andy Kinard
Andy Kinard President

/s/ Richard Adeline
Richard Adeline Chief Financial Officer

Dated: April 14, 2010